ETF2 P1 10/19

SUPPLEMENT DATED OCTOBER 1, 2019

TO THE PROSPECTUS DATED AUGUST 1, 2019

OF

Franklin Liberty U.S. Low Volatility ETF

(a Series of Franklin Templeton ETF Trust)

The Prospectus is amended as follows:

Effective October 1, 2019, the Board of Trustees of the Franklin Liberty U.S. Low Volatility ETF (the “Fund”) approved a reduction in the Fund’s management fee. In connection with the management fee reduction, the investment manager has contractually agreed to reduce the Fund’s expense limitation amount. Therefore, the Fund’s prospectus is amended as follows:

I.  The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summaries –Franklin Liberty U.S. Low Volatility ETF—Fees and Expenses of the Fund” section of the prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.29%
Distribution and service (12b-1) fees	None
Other expenses	0.62%
Total annual Fund operating expenses[1]	0.91%
Fee waiver and/or expense reimbursement[2]	-0.62%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.29%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on October 1, 2019. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) for the Fund do not exceed 0.29% until July 31, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

1 Year	3 Years	5 Years	10 Years
$ 30	$ 228	$ 443	$ 1,063

II.  The following is added to the “Fund Details – Management” section of the prospectus:

Effective October 1, 2019, the Franklin Liberty U.S. Low Volatility ETF’s investment management fee was reduced, as approved by the board of trustees. Prior to October 1, 2019, the Franklin Liberty U.S. Low Volatility ETF paid the investment manager a fee equal to an annual rate of 0.50% of the value of its average daily net assets. Effective October 1, 2019, the Franklin Liberty U.S. Low Volatility ETF pays the investment manager a fee equal to an annual rate of 0.29% of the value of its average daily net assets.

III. The following replaces the information relating to the Fund in the second table in the “Fund Details – Management” section of the prospectus:

Franklin Liberty U.S. Low Volatility ETF	0.29%

Please keep this supplement with your prospectus for future reference.

ETF2 SA2 10/19

SUPPLEMENT DATED OCTOBER 1, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2019

OF

Franklin Liberty U.S. Low Volatility ETF

 (Franklin Templeton ETF Trust)

Effective October 1, 2019, the Board of Trustees of the Franklin Liberty U.S. Low Volatility ETF (the “Fund”) approved a reduction in the Fund’s management fee. In connection with the management fee reduction, the investment manager has contractually agreed to reduce the Fund’s expense limitation amount.  Therefore, the statement of additional information is amended as follows:

I.  The following replaces the information relating to the Fund in the second paragraph of the “Management and Other Services – Management fees” section of the statement of additional information:

Franklin Liberty U.S. Low Volatility ETF 0.29%1

1. Effective October 1, 2019, the Fund's management fee was reduced. Prior to October 1, 2019, the Fund paid a fee equal to an annual rate of 0.50% of the value of the average daily net assets of the Fund.

Please keep this supplement with your statement of additional information for future reference.